UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2020

ALTA EQUIPMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13211 Merriman Road

Livonia, Michigan 48150

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (248) 449-6700

B. Riley Principal Merger Corp.

299 Park Avenue, 21st Floor

New York, New York 10171
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ALTG	The New York Stock Exchange
Warrants, each exercisable for one share of common stock	ALTG WS	The New York Stock Exchange

Introductory Note

On February 14, 2020 (the “Closing Date”), Alta Equipment Group Inc. (formerly known as B. Riley Principal Merger Corp.), a Delaware corporation (the “Company”), consummated its previously announced acquisition of Alta Equipment Holdings, Inc., a Michigan corporation (“Alta”), pursuant to the Agreement and Plan of Merger, dated as of December 12, 2019 (the “Merger Agreement”), by and among the Company, BR Canyon Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Alta and Ryan Greenawalt. The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination.”

Upon the consummation of the Business Combination, Merger Sub merged with and into Alta, with Alta surviving the merger in accordance with the Delaware General Corporation Law as a wholly owned subsidiary of the Company. In connection with the closing of the Business Combination (the “Closing”), the Company changed its name from “B. Riley Principal Merger Corp.” to “Alta Equipment Group Inc.” Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Alta and its subsidiaries, after the Closing, and “BRPM” refers to the registrant prior the Closing.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Closing, on February 14, 2020, the Company and Ryan Greenawalt, Robert Chiles, Anthony Colucci, Craig Brubaker, Alan Hammersley, Richard Papalia, Paul Ivankovics and Jeremy Cionca (collectively, the “Holders”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company will have certain obligations to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the shares of common stock that the Holders received pursuant to the Merger Agreement (collectively, the “Registrable Securities”). The Company is required to, within 45 days after consummation of the Business Combination, file a registration statement registering the resale of the Registrable Securities. Additionally, the Holders may demand an unlimited number of underwritten offerings for all or part of the Registrable Securities. Holders of the Registrable Securities will also have certain “piggy-back” registration rights with respect to registration statements and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The Registration Rights Agreement will not contemplate the payment of penalties or liquidated damages as a result of a failure to register, or delays with respect to the registration of, the Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, the form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Securities Purchase Agreements

As previously disclosed, on December 12, 2019, the Company entered into certain subscription agreements (the “Subscription Agreements”) with institutional and accredited investors (the “PIPE investors”) pursuant to which such investors agreed to purchase, immediately prior to the closing of the Business Combination, an aggregate of $35,000,000 of the Company’s shares of Class A common stock at a price of $10.00 per share, or an aggregate of 3,500,000 shares of Class A common stock. As previously disclosed, BRC Partners Opportunity Fund, LP (“BRCPOF”) and B. Riley Principal Investments, LLC (“BRPI”) are among the PIPE investors.

On February 12, 2020, the Company entered into securities purchase agreements (the “Securities Purchase Agreements”) with BRCPOF and certain PIPE investors, which include Zachary E. Savas and Andrew Studdert, two of the members of our board of directors, pursuant to which such PIPE investors have agreed to purchase from BRCPOF an aggregate of 370,000 of the shares of Class A common stock BRCPOF subscribed to purchase at a price of $10.00 per share, or $3,700,000, and pursuant to which such PIPE investors will receive an additional 19,473 shares of Class A common stock (each, an “incentive share”) and 138,750 warrants to purchase shares of Class A common stock (each, an “incentive warrant”) from BRCPOF in the aggregate.

In addition, on February 12, 2020, the Company and BRPI entered into an amendment to BRPI’s Subscription Agreement (the “BRPI Amendment”), pursuant to which the Company and BRPI clarified that BRPI will not receive any incentive shares or incentive warrants in respect of its subscription.

The foregoing description of the Securities Purchase Agreements does not purport to be complete and is qualified in its entirety by the terms of the Securities Purchase Agreement, a form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference. The foregoing description of the BRPI Amendment does not purport to be complete and is qualified in its entirety by the terms of the BRPI Amendment, a copy of which is attached hereto as Exhibits 10.7 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On February 11, 2020, the Business Combination was approved by the stockholders of BRPM at the special meeting of stockholders (the “Special Meeting”). The Business Combination was completed on February 14, 2020. In connection with the Business Combination, 1,049,036 shares of the Company’s common stock were redeemed at a per share price of approximately $10.14. Upon the Closing, the Company had 29,511,359 shares of common stock outstanding, 16,884,213 of which were held by non-affiliates of the Company.

The aggregate consideration for the Business Combination was $403,000,000, consisting of (i) BRPM’s pay off of Alta’s existing gross debt in the amount of $284 million, (ii) approximately $43 million in cash and (iii) an aggregate of 7,600,000 shares of common stock valued at $10.00 per share issued to the Holders.

Immediately prior to the closing, pursuant to the forward purchase agreement, dated as of April 8, 2019 (the “Forward Purchase Agreement”), by and between the Company and BRPI, the Company issued to BRPI 2,500,000 shares of common stock for $10.00 per share, for an aggregate purchase price of $25,000,000, plus 1,250,000 warrants.

Immediately prior to the Closing, pursuant to the Subscription Agreements, the Company (i) issued to the PIPE investors an aggregate of 3,500,000 shares of common stock for $10.00 per share, for an aggregate purchase price of $35,000,000, plus an additional 178,947 inducement shares, and (ii) transferred to the PIPE investors an aggregate of 1,275,000 inducement warrants. In connection therewith, B. Riley Principal Sponsor Co., LLC (the “Sponsor”) forfeited 178,947 shares of common stock to the Company for cancellation for no consideration and BRPI and the Sponsor transferred an aggregate of 1,275,000 warrants to the Company for no consideration.

In addition, immediately prior to the Closing, the Sponsor forfeited to the Company for cancellation for no consideration an aggregate of 1,470,855 additional shares of common stock.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company makes and incorporates by reference forward-looking statements in this Current Report on Form 8-K. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the Company’s business. Specifically, forward-looking statements may include statements relating to:

●	the benefits of the Business Combination;

●	the future financial performance of the post-combination company following the Business Combination;

●	expansion plans and opportunities; and

●	other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and the Company’s management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the inability to maintain the listing of the common stock and warrants on the New York Stock Exchange (“NYSE”) following the Business Combination;

●	the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and

●	other risks and uncertainties indicated or incorporated by reference in this Current Report on Form 8-K, including those set forth in the “Risk Factors” section in BRPM’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 23, 2020 (the “Proxy Statement”) relating to the Special Meeting, which is incorporated herein by reference.

Business

The business of BRPM prior to the Business Combination is described in the Proxy Statement in the section entitled “Other Information Related to BRPM,” which is incorporated by reference herein. The business of Alta prior to the Business Combination is described in in the Proxy Statement in the section entitled “Business of Alta,” which is incorporated by reference herein.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth in the Proxy Statement in the section entitled “Risk Factors,” which is incorporated by reference herein.

Properties

The properties of the Company are described in the Proxy Statement in the section entitled “Other Information Related to BRPM – Properties,” which is incorporated herein by reference. Information regarding the Company’s material real property leases is included in the Proxy Statement in the section entitled “Alta’s Related Party Transactions” which is incorporated herein by reference.

Unaudited Pro Forma Condensed Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

The information set forth in the Proxy Statement in the sections entitled “BRPM’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Alta’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Quantitative and Qualitative Disclosure about Market Risk

The information set forth in the Proxy Statement in the sections entitled “BRPM’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Alta’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of common stock as of February 14, 2020 by:

●	each person known by the Company to be the beneficial owner of more than 5% of outstanding common stock;

●	each of the Company’s executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of common stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of class and percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of common stock of the Company is based on 29,511,359 shares of common stock issued and outstanding as of February 14, 2020.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by him.

Directors and Officers(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Ryan Greenawalt	7,300,000	24.74%
Anthony J. Colucci	32,500	*
Daniel Shribman	279,592	0.95%
Zachary E. Savas(2)	35,691	*
Andrew Studdert(3)	14,276	*
Katherine E. White	-	-
All Executive Officers and Directors as a Group (six individuals)	7,662,059	25.95%
Greater than 5% Stockholders
B. Riley Financial, Inc.(4)	5,326,787	17.84%

*	Less than 1%.

(1)	This information is based on 29,511,359 shares of common stock outstanding at February 14, 2020. Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 13211 Merriman Road, Livonia, Michigan 48150.
(2)	Comprised of 26,316 shares of common stock and 9,375 warrants that will become exercisable 30 days following the Closing.
(3)	Comprised of 10,526 shares of common stock and 3,750 warrants that will become exercisable 30 days following the Closing.
(4)	Comprised of 4,978,212 shares of common stock and 348,575 warrants that will become exercisable 30 days following the Closing. Represents securities held directly by B. Riley Principal Sponsor Co., LLC, the Sponsor, B. Riley Principal Investments, LLC, or BRPI, B. Riley FBR, Inc., or BRFBR, and BRC Partners Opportunity Fund, LP, or BRCPOF. B. Riley Financial is the sole member of the managing member of the Sponsor and BRPI is a wholly-owned subsidiary of B. Riley Financial. B. Riley Financial has voting and dispositive power over the securities held by the Sponsor, BRPI, BRFBR and BRCPOF. B. Riley Financial disclaims beneficial ownership over any securities directly held by the Sponsor other than to the extent of any pecuniary interest it may have therein, directly or indirectly. The business address of B. Riley Financial, Inc. is 299 Park Avenue, 21st Floor, New York, NY 10171.

Directors and Officers

Biographical information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the Proxy Statement in the section entitled “Management of the Company Following the Business Combination,” which is incorporated by reference herein.

In connection with and effective upon the consummation of the Business Combination, each of BRPM’s officers and directors resigned.

The size of the Board was decreased to five members effective upon the Closing. At the Special Meeting, each of Daniel Shribman and Katherine E. White were elected by the Company’s stockholders to serve as Class I directors effective upon the Closing with terms expiring at the Company’s 2021 annual meeting of stockholders and each of Ryan Greenawalt, Zachary E. Savas and Andrew Studdert were elected by the Company’s stockholders to serve as Class II directors effective upon the Closing with terms expiring at the Company’s 2022 annual meeting of stockholders.

Director Independence

The NYSE rules require that a majority of the board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of a listed company or any other individual having a relationship which, in the opinion of a listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Savas and Studdert and Ms. White, being a majority of the directors on the Board, have been determined to be independent by the Board pursuant to the rules of the NYSE.

Committees of the Board of Directors

Following the Closing, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to Board.

The composition, duties and responsibilities of these committees are set forth below.

Audit Committee

The Company’s Audit Committee will oversee the Company’s corporate accounting and financial reporting process. Among other matters, the Audit Committee will (i) appoint the Company’s independent registered public accounting firm; (ii) evaluate the independent registered public accounting firm’s qualifications, independence and performance; (iii) determine the engagement of the independent registered public accounting firm; (iv) review and approve the scope of the annual audit and the audit fee; (v) discuss with management and the independent registered public accounting firm the results of the annual audit and the review of the Company’s quarterly financial statements; (vi) approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; (vii) monitor the rotation of partners of the independent registered public accounting firm on the Company’s engagement team in accordance with requirements established by the SEC; (viii) be responsible for reviewing the Company’s financial statements and the Company’s management’s discussion and analysis of financial condition and results of operations to be included in the Company’s annual and quarterly reports to be filed with the SEC; (ix) review the Company’s critical accounting policies and estimates and (x) review the Audit Committee charter and the committee’s performance at least annually.

On February 14, 2020, effective upon the Closing, the Board appointed Messrs. Savas and Studdert and Ms. White as members of the Audit Committee, with Mr. Studdert serving as the chair of the Audit Committee. All members of the Audit Committee are independent within the meaning of the federal securities laws and the meaning of the NYSE Rules. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE, and the Board has determined that Mr. Studdert is an “audit committee financial expert,” as that term is defined by the applicable rules of the SEC. The Board has approved a written charter under which the Audit Committee operates. A copy of the charter is available on the Company’s website.

Compensation Committee

The Company’s Compensation Committee will review and recommend policies relating to compensation and benefits of its officers and employees. Among other matters, the compensation committee will (i) review and recommend corporate goals and objectives relevant to compensation of the Company’s chief executive officer and other executive officers; (ii) evaluate the performance of these officers in light of those goals and objectives and recommend to the Company’s board of directors the compensation of these officers based on such evaluations; (iii) recommend to the board of directors the issuance of stock options and other awards under our stock plans and (iv) review and evaluate, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter.

On February 14, 2020, effective upon the Closing, the Board appointed Mr. Studdert and Ms. White as members of the Compensation Committee, with Ms. White serving as the chair of the Compensation Committee. The Board has approved a written charter under which the Compensation Committee operates. A copy of the charter is available on the Company’s website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will be responsible for making recommendations to the Company’s board of directors regarding candidates for directorships and the size and composition of the board of directors. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing the Company’s corporate governance policies and reporting and making recommendations to the board of directors concerning governance matters.

On February 14, 2020, effective upon the Closing, the Board appointed Messrs. Savas and Studdert and Ms. White as members of the Nominating and Corporate Governance Committee, with Mr. Savas serving as the chair of the Nominating and Corporate Governance Committee. The Board has approved a written charter under which the Nominating and Corporate Governance Committee operates. A copy of the charter is available on the Company’s website.

Executive Compensation

A description of the compensation of BRPM’s and Alta’s executive officers and directors before the consummation of the Business Combination and following the Closing is set forth in the Proxy Statement in the section entitled “Executive Compensation,” which is incorporated by reference herein.

At the Special Meeting, the stockholders of the Company approved the Incentive Plan. The description of the Incentive Plan set forth in the Proxy Statement section entitled “The Incentive Plan Proposal” is incorporated by reference herein. A copy of the full text of the Incentive Plan is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated by reference herein. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

Certain Relationships and Related Transactions

In connection with the arrangement of the debt financing agreements, the Company paid a placement fee of $1.5 million to B. Riley FBR, Inc., an affiliate of the Company and the Sponsor.

The description of certain relationships and related transactions is included in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Legal Proceedings

The descriptions of legal proceedings are included in the Proxy Statement in the sections entitled “Other Information Related to BRPM – Legal Proceedings” and “Business of Alta – Legal Proceedings,” which are incorporated by reference.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

In connection with the Closing, the Company’s shares of common stock and warrants began trading on the NYSE under the symbols “ALTG” and “ALTG WS,” respectively. Immediately prior to the Closing, all outstanding units of BRPM automatically separated into their component securities and, as a result, no longer trade as a separate security and were delisted from the NYSE. As of the Closing Date there were 45 holders of record of common stock.

The Company has not paid any cash dividends on its common stock to date. It is the present intention of the Company to retain any earnings for use in its business operations and, accordingly, the Company does not anticipate the Board declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure set forth above in this Item 2.01 with respect to the issuance of the Company’s common stock and warrants in the Business Combination to the Holders pursuant to the Merger Agreement, to the PIPE investors pursuant to the Subscription Agreements and to BRPI pursuant to the Forward Purchase Agreement is incorporated herein by reference. The common stock and warrants so issued were not registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Description of Securities

A description of the Company’s common stock, preferred stock and warrants is included in the Proxy Statement in the section entitled “Description of Securities,” which is incorporated by reference herein.

Indemnification of Directors and Officers

The Third Amended and Restated Charter (as defined below) provides that the Company’s officers and directors will be indemnified by the Company to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, the Third Amended and Restated Charter provides that the Company’s directors will not be personally liable for monetary damages to the Company for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors. The Company intends to enter into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in the Third Amended and Restated Charter. The Amended and Restated Bylaws (as defined below) also permit the Company to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. The Company may purchase a policy of directors’ and officers’ liability insurance that insures its officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures the Company against its obligations to indemnify its officers and directors.

The information set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on February 3, 2020, the Company entered into a Fifth Amended and Restated ABL First Lien Credit Agreement, a Note Purchase Agreement and a Fifth Amended and Restated Floor Plan First Lien Credit Agreement (collectively, the “debt financing agreements”), the material terms of which were described in the Company’s Current Report on Form 8-K filed on February 4, 2020, which description is incorporated herein by reference. On the Closing, the debt financing agreements became effective.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in this Item 2.01 with respect to the issuance of the Company’s common stock and warrants in the Business Combination to the Holders pursuant to the Merger Agreement, to the PIPE investors pursuant to the Subscription Agreements and to BRPI pursuant to the Forward Purchase Agreement is incorporated herein by reference. The common stock and warrants so issued were not registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

On February 14, 2020, in connection with the consummation of the Business Combination, the Company amended and restated its second amended and restated certificate of incorporation (as so amended and restated, the “Third Amended and Restated Charter”) and its bylaws (as so amended and restated, the “Amended and Restated Bylaws”).

Copies of the Third Amended and Restated Charter and the Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01.	Change in the Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

On February 14, 2020, the Audit Committee of the Board approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective as of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The reports of Marcum on the Company’s financial statements as of and for the two most recent audited fiscal years (ended December 31, 2018 and December 31, 2017) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Company’s two most recent audited fiscal years (ended December 31, 2018 and December 31, 2017) and the subsequent interim period through September 30, 2019, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the Company’s two most recent audited fiscal years (ended December 31, 2018 and December 31, 2017) and the subsequent interim period through September 30, 2019, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated February 14, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Immediately following the filing of the Company’s Annual Report on Form 10-K, Alta’s independent registered public accounting firm, UHY LLP, will become the Company’s independent registered public accounting firm.

Item 5.01	Changes in Control of Registrant.

The information set forth above in the “Introductory Note” and Item 2.01 is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors” and “Executive Compensation” in Item 2.01 are incorporated by reference herein.

In addition, the Incentive Plan became effective upon the Closing. The material terms of the Incentive Plan are described in the Proxy Statement in the section entitled “The Incentive Plan Proposal,” which is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by BRPM’s organizational documents, the Company ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section entitled “The Business Combination Proposal” of the Proxy Statement, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 14, 2020, the Company announced the consummation of the Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibits 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The consolidated financial statements of Alta for the years ended December 31, 2018 and 2017 and the related notes and report of independent registered public accounting firm thereto are included in the Proxy Statement and incorporated herein by reference.

The consolidated financial statements of Alta for the nine months ended September 30, 2019 and the related notes thereto are included in the Proxy Statement and incorporated herein by reference.

The financial statements of Northland Industrial Truck Co., Inc. for the years ended October 31, 2018 and 2017 and the related notes and report of independent registered public accounting firm thereto are included in the Proxy Statement and incorporated herein by reference.

The consolidated financial statements of Northland Industrial Truck Co., Inc. for the six months ended April 30, 2019 and the related notes thereto are included in the Proxy Statement and incorporated herein by reference.

The consolidated financial statements of FlaglerCE Holdings, LLC and Subsidiaries for the years ended December 31, 2018 and 2017 and the related notes and report of independent registered public accounting firm thereto are included in the Proxy Statement and incorporated herein by reference.

The consolidated financial statements of FlaglerCE Holdings, LLC and Subsidiaries for the nine months ended September 30, 2019 and the related notes thereto are included in the Proxy Statement and incorporated herein by reference.

The financial statements of Liftech Equipment Companies, Inc. for the years ended December 31, 2018 and 2017 and the related notes and report of independent registered public accounting firm thereto are included in the Proxy Statement and incorporated herein by reference.

The condensed financial statements of Liftech Equipment Companies, Inc. for the nine months ended September 30, 2019 and the related notes thereto are included in the Proxy Statement and incorporated herein by reference.

(b) Pro Forma Financial Information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1	Merger Agreement, dated as of December 12, 2019, by and among B. Riley Principal Merger Corp., BR Canyon Merger Sub Corp., Alta Equipment Holdings, Inc. and Ryan Greenawalt (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No. 001-38864) filed by the Company on December 13, 2019).
3.1	Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Form 8-A (File No. 001-38864) filed by the Company on February 14, 2020).
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of the Form 8-A (File No. 001-38864) filed by the Company on February 14, 2020).
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Form 8-A (File No. 001- 38864) filed by the Company on February 14, 2020).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.2 of the Form 8-A (File No. 001-38864) filed by the Company on February 14, 2020).
4.3	Warrant Agreement, dated April 8, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K (File No. 001-38864) filed by the Company on April 11, 2019).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-38864) filed by the Company on December 13, 2019).
10.2	Letter Agreement, dated April 8, 2019, by and among the Company, its officers, its directors and B. Riley Principal Sponsor Co., LLC (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-38864) filed by the Company on April 11, 2019).
10.3	Registration Rights Agreement, dated April 8, 2019, by and among the Company, B. Riley Principal Sponsor Co., LLC and the Company’s independent directors (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K (File No. 001-38864) filed by the Company on April 11, 2019).
10.4	Registration Rights Agreement, dated February 14, 2020, by and among the Company and Ryan Greenawalt, Robert Chiles, Anthony Colucci, Craig Brubaker, Alan Hammersley, Richard Papalia, Paul Ivankovics and Jeremy Cionca (incorporated by reference to Exhibit 10.2 of the Form 8-A (File No. 001- 38864) filed by the Company on February 14, 2020).
10.5	Forward Purchase Agreement, dated April 8, 2019, by and between the Company and B. Riley Principal Investments, LLC (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K (File No. 001-38864) filed by the Company on April 11, 2019).
10.6	Form of Securities Purchase Agreement
10.7	Amendment to Subscription Agreement, dated February 12, 2020, by and between the Company and B. Riley Principal Investments, LLC
10.8	Alta Equipment Group Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Annex C to the Definitive Proxy Statement filed by the Company on January 23, 2020).
16.1	Letter from Marcum LLP to the SEC, dated February 14, 2020.
21.1	Subsidiaries of the Registrant.
99.1	Press Release, dated February 14, 2020., of Alta Equipment Group Inc.
99.2	Unaudited Pro Forma Condensed Financial Information of Alta Equipment Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA EQUIPMENT GROUP INC.

	By:	/s/ Ryan Greenawalt
		Name:	Ryan Greenawalt
		Title:	Chief Executive Officer

Dated: February 14, 2020